UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
IDEAL POWER INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment”) amends the Definitive Proxy Statement (the “Proxy Statement”) filed by Ideal Power Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission on April 30, 2019 (the “Original Filing”) to (i) reflect that Proposal 2 (amendment to our certificate of incorporation) shall be treated as a discretionary, routine matter and clarify the vote required for this proposal, and (ii) amend the form of proxy card for clarification and presentation. The Proxy Statement was filed in connection with the Company’s 2019 Annual Meeting of Stockholders to be held on Tuesday, July 23, 2019, at 8:30 a.m. Central Time (the “Annual Meeting”). Other than as described herein, all other items in the Original Filing remain unchanged.

AMENDMENT TO ORIGINAL FILING

1.       The ninth question under “QUESTIONS AND ANSWERS ABOUT THE MEETING” on page 3 of the Original Filing is hereby amended and restated in its entirety to read as follows:

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “for” and (with respect to proposals other than the election of directors) “against” votes, abstentions and broker non-votes and (with respect to proposal 5) votes for “1 Year,” “2 Years” or “3 Years”. Abstentions will have no effect on the vote total for Proposal 1 (election of five directors). Abstentions will be counted towards the vote total for Proposal 2 (amendment to our certificate of incorporation), Proposal 3 (ratification of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2019), Proposal 4 (non-binding advisory approval of the compensation of our named executive officers) and Proposal 5 (non-binding advisory approval of the frequency of future stockholder advisory votes on the compensation of our named executive officers) and will have the same effect as “against” votes. Broker non-votes, as described in the next paragraph, have no effect on Proposals 1, 4 and 5 and will not be counted towards the vote total for any proposal. With respect to Proposals 2 and 3, brokers will have discretion to vote and therefore broker non-votes will not be applicable to these matters.

If you do not give instructions to your broker, bank or other agent, they can vote your shares with respect to “discretionary” items but not with respect to “non-discretionary” items. Discretionary items are proposals that are considered routine under the rules of the New York Stock Exchange and on which your broker, bank or other agent may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give instructions to your broker, bank or other agent, the shares will be treated as broker non-votes. If your shares are held in “street name,” you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If your shares are held in an account at a bank or brokerage firm, that bank or brokerage firm may vote your shares on Proposals 2 and 3, but will not be permitted to vote your shares of common stock with respect to Proposals 1, 4 or 5 unless you provide instructions as to how your shares should be voted. If an executed proxy card is returned by a bank or broker holding shares which indicates that the bank or broker has not received voting instructions and does not have discretionary authority to vote on the proposals, the shares will not be considered to have been voted in favor of the proposals. Your bank or broker will vote your shares of common stock on Proposals 1, 4 and 5 only if you provide instructions on how to vote by following the instructions they provide to you.

2.       The second answer in response to the tenth question under “QUESTIONS AND ANSWERS ABOUT THE MEETING” on page 3 of the Original Filing is hereby amended and restated in its entirety to read as follows:

•	Proposal 2, an amendment to the Company’s amended and restated certificate of incorporation, if necessary, must receive a “for” vote from the majority of all shares of our common stock outstanding and entitled to vote thereon either in person or by proxy as of May 31, 2019. If you “abstain” from voting, it will have the same effect as an “against” vote. Broker non-votes will not be applicable.

3.       The last sentence in the paragraph titled “Vote Required” for Proposal Two, on page 28 of the Original Filing is hereby amended and restated in its entirety to read as follows:

As a result, abstentions will have the same effect as votes “against” this Proposal. Because brokers have discretion to vote on this Proposal, broker non-votes will not be applicable to this Proposal.

4.       The proxy card attached as the last page of the Original Filing is hereby amended and restated in its entirety to read as follows:

PROXY	IDEAL POWER, INC.	PROXY

4120 Freidrich Lane, Suite 100

Austin, TX 78744

Proxy for Annual Meeting of Shareholders to be held on July 23, 2019

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Lon E. Bell and Timothy W. Burns, the attorneys, agents and proxies of the undersigned with full power of substitution to vote all the shares of common stock of Ideal Power Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Ideal Power Inc., 4120 Freidrich Lane, Suite 100, Austin, Texas 78744 on July 23, 2019 at 8:30 a.m. local time, and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present.

IF YOU ARE NOT VOTING ON THE INTERNET, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.

Proposal 1 – The election of five directors to each serve until the election and qualification of his successor. The nominees are: Lon E. Bell, R. Daniel Brdar, David B. Eisenhaure, Ted Lesster, and Michael C. Turmelle.

☐ FOR all the nominees listed above (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY to vote for all nominees listed above

To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below:

_____________________________________________________________________________________________________________________________

Proposal 2 – To approve an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split.

☐ For	☐ Against	☐ Abstain

Proposal 3 – To ratify the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

☐ For	☐ Against	☐ Abstain

Proposal 4 – To approve, on a non-binding, advisory basis, the compensation of our named executive officers.

☐ For	☐ Against	☐ Abstain

Proposal 5 – To approve, on a non-binding, advisory basis, the frequency with which future stockholder advisory votes on the compensation of our named executive officers will be conducted.

☐ 1 Year	☐ 2 Years	☐ 3 Years	☐ Abstain

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR PROPOSALS 2, 3, AND 4, AND 1 Year for Proposal 5.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated:	, 2019

Signature

Signature (Joint Owners)

Address Changes/Comments:

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

Please indicate whether you plan to attend this meeting: ☐